EXHIBIT 32.1
CERTIFICATION BY KEVIN J. MCNAMARA
PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation (“Company”), does hereby certify that:
1)	The Company’s Annual Report on Form 10-K for the year ending December 31, 2010 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 28, 2011

/s/ Kevin J. McNamara
Kevin J. McNamara
(President and Chief Executive Officer)